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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report: July 16, 2001


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                               autobytel.com inc.
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             (Exact name of registrant as specified in its charter)


                                     0-22239
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                            (Commission File Number)


           Delaware                                            33-0711569
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(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)


                            18872 MacArthur Boulevard
                            Irvine, California 92612
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             (Address of principal executive offices, with zip code)

                                 (949) 225-4500
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              (Registrant's telephone number, including area code)

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Item 5. OTHER EVENTS

On July 16, 2001, autobytel.com inc., a Delaware corporation ("Autobytel.com"), announced anticipated results for the quarter ended June 30, 2001 and updated guidance. A copy of Autobytel.com's press release announcing this information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Autobytel.com's business contained in the press release are "forward-looking" rather than "historic."

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          99.1      Press Release dated July 16, 2001


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: July 16, 2001                                By: /s/ Hoshi Printer
                                                       -------------------------
                                                           Hoshi Printer
                                                           Executive Vice
                                                           President and Chief
                                                           Financial Officer
                                                           (Principal Financial
                                                           Officer)


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                                INDEX TO EXHIBITS


Exhibit Number                                  Description
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     99.1                            Press Release dated July 16, 2001


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